KEMPER
U.S. MORTGAGE FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MARCH 31, 1997

Offering investors the opportunity for maximum current return from a portfolio of U.S. Government Securities


                    " . . .    We began preparing for a
                    possible rate hike in January by
                    shortening the fund's duration  . . . "



                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Portfolio Statistics
8
Portfolio of
Investments
10
Financial Statements
12
Notes to
Financial Statements
16
Financial Highlights


AT A GLANCE
-------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)


                                 [BAR GRAPH]

-------------------------------------------------------------------------------

CLASS A                               2.57%
CLASS B                               1.99%
CLASS C                               2.18%
LIPPER U.S. MORTGAGE FUNDS
  CATEGORY AVERAGE*                   2.65%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
                                           AS OF     AS OF
                                          3/31/97   9/30/96
-------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE
FUND CLASS A                                 $6.83     $6.91
-------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE
FUND CLASS B                                 $6.82     $6.91
-------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE
FUND CLASS C                                 $6.82     $6.90
-------------------------------------------------------------------------------

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

-------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND RANKINGS
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER U.S. MORTGAGE FUNDS CATEGORY*

                  CLASS A              CLASS B              CLASS C
-------------------------------------------------------------------------------
1-YEAR             #27 OF 58 FUNDS     #57 OF 58 FUNDS       #55 OF 58 FUNDS
-------------------------------------------------------------------------------
5-YEAR             #13 OF 27 FUNDS     #25 OF 27 FUNDS            N/A
-------------------------------------------------------------------------------
10-YEAR            N/A                 #13 OF 16 FUNDS            N/A
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
-------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MARCH 31, 1997.

                       CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------
SIX-MONTH INCOME:      $0.2580   $0.2282   $0.2311
-------------------------------------------------------------------------------
MARCH
DIVIDEND:              $0.0430   $0.0380   $0.0387
-------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:                   7.55%     6.69%     6.81%
-------------------------------------------------------------------------------
SEC YIELD+:              6.22%     5.63%     5.74%
-------------------------------------------------------------------------------

      + Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 1997. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 1997 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW


KEMPER FUNDS' STYLE

                                 -----------------------------------------------
                                   MORNINGSTAR FIXED-INCOME STYLE BOX
                                 -----------------------------------------------

FIXED STYLE BOX                   Maturity applies to taxable open-end funds:
                                  for short less than four years; for
                                  intermediate between four and 10 years; for long greater than 10 years. The average credit quality rating of a bond portfolio: funds that have an average credit rating of AAA or AA are high quality; A or BBB are medium quality;
                                  below BB, low quality.

                                  Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur once that date is reached. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Nevertheless, we look for the Fed to raise rates in May. This action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. An economic slowdown would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that once monetary policy is also more certain, leadership may broaden to include small capitalization stocks.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.75 percent and no

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (4/30/97)    6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)*       6.69            6.53            6.51            7.06
PRIME RATE(2)*                  8.3             8.25            8.25            9
INFLATION RATE(3)*              2.79            2.99            2.83            3.05
THE U.S. DOLLAR(4)              9.32            3.46            8.51          -10.02
CAPITAL GOODS ORDERS(5)*        6.34            7.46            7.42            9.96
INDUSTRIAL PRODUCTION(5)*       5.62            3.27            2.57            3.73
EMPLOYMENT GROWTH(6)            2.23            2.2             2.07            2.79

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

 *  Data as of March 31, 1997.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

May 8, 1997

PERFORMANCE UPDATE

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD JR., JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1976. HE IS EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. MR. BEIMFORD IS ALSO PORTFOLIO CO-MANAGER FOR KEMPER U.S. MORTGAGE FUND. HE RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND RECEIVED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED ZKI IN MARCH 1996 AS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER U.S. MORTGAGE FUND. VANDENBERG HAS MORE THAN 22 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELORS DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO CO-MANAGERS J. PATRICK BEIMFORD AND   RICHARD VANDENBERG EXPLAIN HOW
THEY ADJUSTED THE PORTFOLIO'S HOLDINGS TO BETTER POSITION THE FUND AS ECONOMIC GROWTH GAINED MOMENTUM AND INTEREST RATES ROSE.


Q   KEMPER U.S. MORTGAGE FUND BEGAN ITS FISCAL YEAR AMIDST MODERATE ECONOMIC
GROWTH AND FAIRLY STABLE INTEREST RATES. HOWEVER, THE FEDERAL RESERVE BOARD (THE
FED) INCREASED SHORT-TERM INTEREST RATES BY 0.25 PERCENT IN MARCH. WHAT CAUSED THE FED TO ACT?


A   At the start of the fiscal year in October 1996, the market believed that economic growth was moderating and inflation was under control. Relatively weak Gross Domestic Product (GDP) figures were released that supported this assumption. Uncertainty began to creep into the market in November, however, with the presidential and congressional elections. Investors feared the Republican party might lose control of Congress and reduce the likelihood of a balanced budget agreement in 1997. The markets rallied, however, with news that Republicans maintained control of Congress. The election outcome, combined with lower GDP figures, was positive for the bond market. Treasuries rallied and prices increased while yields fell.

    This bullish environment changed in December and the rally ended abruptly. Investors became concerned after Federal Reserve Board Chairman Alan Greenspan implied in passing that financial assets might be overvalued. This shook the market and caused yields to rise and securities prices to fall. A suggestion of strong holiday retail sales coupled with higher-than-expected fourth quarter GDP growth caused further concern near year-end.

    After Greenspan's "irrational exuberance" comment, investors remained cautious in early 1997 as strong economic reports surfaced. A stronger-than-expected employment report indicated a rise in average hourly earnings and an increase in hours worked. These indicators suggested solid GDP growth, which registered higher-than-expected for the fourth quarter. This relatively strong GDP figure indicated to the market that the Fed would likely raise interest rates to slow the economy. In February, Greenspan stated again that financial assets may be overvalued. Specifically, Greenspan referenced the level of wage inflation, and suggested that recent productivity advances may not be able to offset the current level of wage increases. The Federal Reserve Board did move to increase short-term rates by 0.25 percent in March. This was considered a reemptive move aimed at slowing growth in the economy to maintain a low rate of inflation. Remember, excessive growth in the economy indicates the potential for higher inflation. Inflation is negative for bond investors as it erodes the "real" value of fixed-income investments.

PERFORMANCE UPDATE


Q   HOW DID YOU PREPARE THE FUND FOR THE POSSIBILITY OF A FED INTEREST RATE
INCREASE?

A   We began preparing for a possible rate hike in January by shortening the fund's duration to below that of the fund's peer group. Duration is a measurement of a fund's sensitivity to interest rates--the shorter the duration, the less sensitive the fund is to interest rate changes. In addition, we sold Treasury Notes and purchased GNMA Mortgages, which boosted the fund's mortgage allocation to 98 percent. With a shorter, more defensive duration and a higher mortgage allocation, the fund's Class A shares were able to outperform its peer group average as yields rose during the first three months of 1997 (Class A shares - 0.03% and Lipper -0.19%). The fund's peer group, as categorized by Lipper Analytical Services, Inc. consists of 58 other funds like Kemper U.S. Mortgage Fund, which invest primarily in Government National Mortgage Association (GNMA) securities.

Q   WHAT ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO TO ALTER THE FUND'S
DURATION?

A   To alter duration we adjusted the level of mortgages and Treasuries throughout the period. In anticipation of the rate hike, we reduced our Treasury holdings in favor of mortgages, which tend to outperform Treasuries in a rising interest rate environment.

Q   LOOKING BACK IS THERE ANYTHING YOU WISH YOU WOULD HAVE DONE DIFFERENTLY
WITH THE FUND DURING THE PERIOD?

A   We maintained a neutral duration for the fund during the first few months of the period. That means that the portfolio's duration was similar in length to that of our peers. In addition, we were underweighted in mortgages. In hindsight, we now see that we could have positioned the fund with an even shorter duration and a higher mortgage allocation, which would have helped the fund more as the market fell in December through the remainder of the period. However, economic data available at that time gave us conflicting signals about the true strength of the economy. We erred on the side of caution early in the period but were rewarded later when rates did rise.

Q   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE GOVERNMENT MORTGAGE MARKET?

A   We believe that the economy is fairly strong and we expect it to continue growing at a rate of 3-4 percent unless interest rates rise high enough to bring GDP growth down to the 2 1/2 percent range. The Fed will likely raise short-term rates one or two more times--about 0.25 percent with each tightening. This should slow the rate of economic growth to the Fed's target rate of 2 1/2 percent. The government market should ultimately benefit from slower growth, but the short term may be somewhat volatile.

Q   WHAT WOULD NEED TO HAPPEN TO ALTER YOUR OUTLOOK?

A   If the Fed is not successful in slowing the economy to its target range with the anticipated rate increases, more tightening would be needed. However, we don't anticipate that happening. We believe that with the Fed's preemptive move, it will be successful in slowing the economy's growth.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                             ON 3/31/97              ON 9/30/96
--------------------------------------------------------------------------------
GNMA                                             85%                     83%
--------------------------------------------------------------------------------
OTHER MORTGAGE-BACKED SECURITIES                 11                      11
--------------------------------------------------------------------------------
LONG-TERM GOVERNMENT SECURITIES                   4                       6
--------------------------------------------------------------------------------
                                                100%                    100%

                                             [PIE CHART]             [PIE CHART]
                                             ON 3/31/97              ON 9/30/96

YEARS TO MATURITY


--------------------------------------------------------------------------------
                                             ON 3/31/97              ON 9/30/96
--------------------------------------------------------------------------------
LESS THAN 5                                       6%                     15%
--------------------------------------------------------------------------------
5-10                                             49                      20
--------------------------------------------------------------------------------
10-20                                            45                      64
--------------------------------------------------------------------------------
20+ YEARS                                        --                       1
--------------------------------------------------------------------------------
                                                100%                    100%

                                             [PIE CHART]             [PIE CHART]
                                             ON 3/31/97              ON 9/30/96

AVERAGE MATURITY

--------------------------------------------------------------------------------
                                             ON 3/31/97              ON 9/30/96
--------------------------------------------------------------------------------
AVERAGE MATURITY                             7.8 YEARS               8.9 YEARS
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. MORTGAGE FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1997
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                              COUPON                       PRINCIPAL
       U.S. GOVERNMENT OBLIGATIONS             TYPE            RATE        MATURITY         AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                        Pass-through        6.00%       2023-2026       $  1,485        $    1,343
MORTGAGE ASSOCIATION - 84.7%               Certificates        6.50        2022-2026        434,286           405,459
(Cost: $2,200,692)                                             7.00        2016-2026        590,211           513,695
                                                               7.50        2007-2027        395,010           388,383
                                                               8.00        2016-2026        477,330           481,672
                                                               8.50        2016-2027        216,262           221,930
                                                               9.00        2008-2027        141,712           149,168
                                                               9.50        2009-2027         63,398            68,442
                                                              10.00        2016-2021          5,728             6,290
                                                              10.50        2019-2021          6,798             7,523
                                                              11.00             2019            314               350
                                           --------------------------------------------------------------------------
                                                                                                            2,244,255
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                              Notes               8.75             1997         80,000            81,238
SECURITIES - 18.3%                                             8.875            1997         75,000            76,312
(Cost: $501,216)                                               8.125            1998         55,000            55,937
                                                               8.875            1998         42,000            43,595
                                                               9.00             1998         84,000            86,533
                                           Bonds              12.75             2010         58,835            80,245
                                                              14.00             2011         42,100            62,288
                                           --------------------------------------------------------------------------
                                                                                                              486,148
---------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                           Pass-through        6.50             2026            505               469
MORTGAGE ASSOCIATION - 9.6%                Certificates        7.00        2025-2027        131,012           125,364
(Cost: $255,835)                                               7.50             2027         27,000            26,502
                                                               8.00             2024          9,442             9,504
                                                               9.00        2016-2025         87,253            91,426
                                                              11.50             2018            543               597
                                           --------------------------------------------------------------------------
                                                                                                              253,862
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                          Pass-through        5.00             2021         14,600            13,003
MORTGAGE CORPORATION - 1.7%                Certificates        8.00             2017            920               935
(Cost: $46,094)                                                8.50             2016            278               289
                                                               9.50             2027         29,065            30,921
                                           --------------------------------------------------------------------------
                                                                                                               45,148
                                           --------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT OBLIGATIONS--114.3%
                                           (Cost: $3,003,837)                                               3,029,413
                                           --------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL
                                                                                            AMOUNT           VALUE
---------------------------------------------------------------------------------------------------------------------

REPURCHASE                                 Dated March 1997, collateralized by Federal Home Loan Mortgage Corporation
AGREEMENTS (A) - 1.4%                      and Federal National Mortgage Association securities.
(Cost: $37,000)
                                           CS First Boston Inc.
                                           (held at The Chase Manhattan Bank)
                                           5.70%, 4/3/97                                   $  6,000        $    6,000
                                           Salomon Brothers Inc.
                                           (held at The Bank of New York)
                                           7.00%, 4/1/97                                     31,000            31,000
                                           --------------------------------------------------------------------------
                                           TOTAL REPURCHASE AGREEMENTS--1.4%
                                           (Cost: $37,000)                                                     37,000
                                           --------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--115.7%
                                           (Cost: $3,040,837)                                               3,066,413
                                           --------------------------------------------------------------------------
                                           LIABILITIES, LESS OTHER ASSETS--(15.7%)                           (417,011)
                                           --------------------------------------------------------------------------
                                           NET ASSETS--100%                                                $2,649,402
                                           --------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Fund's custodian bank, Investor's Fiduciary Trust Company, or at subcustodian banks, as indicated. The collateral is monitored daily by the Fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $3,040,837,000 for federal income tax purposes at March 31, 1997, the gross unrealized appreciation was $57,285,000, the gross unrealized depreciation was $31,709,000 and the net unrealized appreciation of investments was $25,576,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997
(IN THOUSANDS)


--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $3,040,837)                                              $3,066,413
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                     169
--------------------------------------------------------------------------
  Investments sold                                                  57,225
--------------------------------------------------------------------------
  Interest                                                          30,731
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,154,538
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                          67
--------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                               2,037
--------------------------------------------------------------------------
  Investments purchased                                            500,236
--------------------------------------------------------------------------
  Management fee                                                     1,145
--------------------------------------------------------------------------
  Distribution services fee                                            566
--------------------------------------------------------------------------
  Administrative services fee                                          531
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               432
--------------------------------------------------------------------------
  Trustees' fees and other                                             122
--------------------------------------------------------------------------
    Total liabilities                                              505,136
--------------------------------------------------------------------------
NET ASSETS                                                      $2,649,402
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $3,501,926
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (915,224)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                          25,576
--------------------------------------------------------------------------
Undistributed net investment income                                 37,124
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,649,402
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,767,410 / 258,946 shares outstanding)                          $6.83
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or 4.50%
  of offering price)                                                 $7.15
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($880,123 / 129,028 shares outstanding)                            $6.82
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,869 / 274 shares outstanding)                                  $6.82
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1997
(IN THOUSANDS)


----------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME
----------------------------------------------------------------------------------------------
Interest income                                                                       $115,992
----------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                         7,234
----------------------------------------------------------------------------------------------
  Distribution services fee                                                              3,699
----------------------------------------------------------------------------------------------
  Administrative services fee                                                            3,420
----------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                 3,088
----------------------------------------------------------------------------------------------
  Professional fees                                                                         25
----------------------------------------------------------------------------------------------
  Reports to shareholders                                                                  224
----------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                  78
----------------------------------------------------------------------------------------------
    Total expenses                                                                      17,768
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   98,224
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------

  Net realized gain on sales of investments (including
    options purchased)                                                                   4,486
----------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                                           (3,104)
----------------------------------------------------------------------------------------------
    Net realized gain                                                                    1,382
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                 (28,856)
----------------------------------------------------------------------------------------------
Net loss on investments                                                                (27,474)
----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ 70,750
----------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED           YEAR ENDED
                                                                MARCH 31,        SEPTEMBER 30,
                                                                   1997              1996
----------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------
  Net investment income                                         $   98,224             216,326
----------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           1,382             (32,718)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation               (28,856)            (55,809)
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                70,750             127,799
----------------------------------------------------------------------------------------------
Net equalization charges                                            (3,997)             (6,653)
----------------------------------------------------------------------------------------------
Distribution from net investment income                           (101,054)           (226,314)
----------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (276,432)           (427,749)
----------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (310,733)           (532,917)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------

Beginning of period                                              2,960,135           3,493,052
----------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of
$37,124 and $43,951, respectively)                              $2,649,402           2,960,135
----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper U.S. Mortgage Fund is a separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At March 31, 1997 the Fund had $500,208,000 in purchase commitments outstanding (19% of net assets), with a corresponding amount of assets segregated.

NOTES TO FINANCIAL STATEMENTS

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended March 31, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1997, amounting to approximately $906,994,000, is available to offset future taxable gains. If not applied, $302,158,000 of the loss carryover expires during the period ended 1998 with the remainder expiring through the period ended 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $7,234,000 for the six months ended March 31, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                     COMMISSIONS
                                                                            COMMISSIONS            ALLOWED BY ZKDI
                                                                            RETAINED BY     ------------------------------
                                                                               ZKDI          TO ALL FIRMS    TO AFFILIATES
                                                                            -----------      ------------    -------------
                                         Six months ended March 31, 1997      $12,000          100,000           1,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and

NOTES TO FINANCIAL STATEMENTS

                             Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                                    COMMISSIONS AND
                                                                         DISTRIBUTION FEES         DISTRIBUTION FEES
                                                                             AND CDSC                PAID BY ZKDI
                                                                            RECEIVED BY      -----------------------------
                                                                               ZKDI          TO ALL FIRMS    TO AFFILIATES
                                                                         -----------------   -------------   -------------
                                         Six months ended March 31,
                                         1997                               $ 4,528,000         326,000          1,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                  ASF PAID BY ZKDI
                                                                          ASF PAID BY THE   -----------------------------
                                                                           FUND TO ZKDI     TO ALL FIRMS    TO AFFILIATES
                                                                          ---------------   -------------   -------------
                                         Six months ended March 31, 1997    $3,420,000        3,414,000        39,000

                             SHAREHOLDER SERVICES AGENT AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $2,060,000 for the six months ended March 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended March 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $22,000 to independent trustees.

--------------------------------------------------------------------------------
4     INVESTMENT             For the six months ended March 31, 1997, investment
      TRANSACTIONS           transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                $3,202,562

                             Proceeds from sales                       3,594,135

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS          The following table summarizes the activity in
                           capital shares of the Fund (in thousands):

                                                                         SIX MONTHS ENDED               YEAR ENDED
                                                                            MARCH 31,                 SEPTEMBER 30,
                                                                               1997                        1996
                                                                      ----------------------      ----------------------
                                                                      SHARES        AMOUNT        SHARES        AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                         1,499      $  10,985        3,767      $  25,307
                                       ---------------------------------------------------------------------------------
                                        Class B                         1,597         10,748        5,032         34,439
                                       ---------------------------------------------------------------------------------
                                        Class C                            69            479          108            760
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                         5,683         39,437       11,834         83,107
                                       ---------------------------------------------------------------------------------
                                        Class B                         2,837         19,683        6,955         48,895
                                       ---------------------------------------------------------------------------------
                                        Class C                             3             21            7             50
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                       (32,090)      (220,339)     (49,877)      (345,978)
                                       ---------------------------------------------------------------------------------
                                        Class B                       (19,828)      (137,146)     (39,448)      (273,798)
                                       ---------------------------------------------------------------------------------
                                        Class C                           (43)          (300)         (77)          (531)
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                         7,746         52,062       24,615        171,511
                                       ---------------------------------------------------------------------------------
                                        Class B                        (7,753)       (52,062)     (24,650)      (171,511)
                                       ---------------------------------------------------------------------------------
                                        NET DECREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                 $(276,432)                  $(427,749)
                                       ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES
     CONTRACTS             The Fund has entered into exchange traded financial
                           futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                           At the time a Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At March 31, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $26,914,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures positions open at March 31, 1997:

                                                                           FACE           EXPIRATION         GAIN AT
                                                    TYPE                  AMOUNT             MONTH           3/31/97
                                       -------------------------------------------------------------------------------
                                       U.S. Treasury securities        $460,154,000      June '97           $6,266,000
                                       -------------------------------------------------------------------------------
                                       Eurodollar                       165,987,000      June '97              303,000
                                       -------------------------------------------------------------------------------
                                       Eurodollar                        60,624,000      September '97         197,000
                                       -------------------------------------------------------------------------------
                                       Eurodollar                        36,815,000      December '97          157,000
                                       -------------------------------------------------------------------------------
                                       Eurodollar                        20,615,000      March '98              97,000
                                       -------------------------------------------------------------------------------
                                       Eurodollar                         9,360,000      June '98               45,000
                                       -------------------------------------------------------------------------------
                                       Eurodollar                         5,846,000      September '98          28,000
                                       -------------------------------------------------------------------------------
                                           TOTAL                                                            $7,093,000
                                       -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    -----------------------------------------------------------------
                                                                                CLASS A SHARES
                                                    -----------------------------------------------------------------
                                                    SIX MONTHS                    TWO MONTHS
                                                      ENDED       YEAR ENDED         ENDED       YEAR ENDED JULY 31,
                                                    MARCH 31,    SEPTEMBER 30,   SEPTEMBER 30,   --------------------
                                                       1997          1996            1995        1995   1994    1993
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $6.91           7.13           7.06        6.96    7.56    7.78
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .26            .49            .08         .53     .51     .62
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              (.08)          (.19)           .08         .09    (.59)   (.21)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .18            .30            .16         .62    (.08)    .41
---------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income            .26            .52            .09         .52     .52     .63
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.83           6.91           7.13        7.06    6.96    7.56
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          2.57%          4.28           2.23        9.48   (1.21)   5.52
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                                .94%           .97            .94         .89     .99     .97
---------------------------------------------------------------------------------------------------------------------
Net investment income                                  7.19%          6.98           6.87        7.77    7.00    8.22
---------------------------------------------------------------------------------------------------------------------

                                                    -----------------------------------------------------------------
                                                                                CLASS B SHARES
                                                    -----------------------------------------------------------------
                                                    SIX MONTHS                    TWO MONTHS
                                                      ENDED       YEAR ENDED         ENDED       YEAR ENDED JULY 31,
                                                    MARCH 31,    SEPTEMBER 30,   SEPTEMBER 30,   --------------------
                                                       1997          1996            1995        1995   1994    1993
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $6.91           7.12           7.05        6.96    7.56    7.77
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .22            .44            .07         .47     .45     .57
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              (.08)          (.19)           .08         .09    (.59)   (.21)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .14            .25            .15         .56    (.14)    .36
---------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income            .23            .46            .08         .47     .46     .57
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.82           6.91           7.12        7.05    6.96    7.56
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          1.99%          3.54           2.09        8.44   (2.00)   4.85
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                               1.80%          1.80           1.79        1.75    1.79    1.75
---------------------------------------------------------------------------------------------------------------------
Net investment income                                  6.33%          6.15           6.02        6.91    6.27    7.44
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                   --------------------------------------------------------------------
                                                                               CLASS C SHARES
                                                   --------------------------------------------------------------------
                                                    SIX MONTHS                    TWO MONTHS
                                                      ENDED       YEAR ENDED         ENDED       YEAR ENDED   MAY 31 TO
                                                    MARCH 31,    SEPTEMBER 30,   SEPTEMBER 30,    JULY 31,     JULY 31,
                                                       1997          1996            1995           1995         1994
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $6.90           7.12           7.05           6.95         6.99
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .23            .43            .07            .48          .07
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              (.08)          (.19)           .08            .09         (.04)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                        .15            .24            .15            .57          .03
-----------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income            .23            .46            .08            .47          .07
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $6.82           6.90           7.12           7.05         6.95
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          2.18%          3.47           2.10           8.65          .47
-----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------
Expenses                                               1.70%          1.72           1.69           1.71         1.55
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                  6.43%          6.23           6.12           6.95         6.46
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS                     TWO MONTHS
                                           ENDED       YEAR ENDED         ENDED              YEAR ENDED JULY 31,
                                         MARCH 31,    SEPTEMBER 30,   SEPTEMBER 30,   ---------------------------------
                                           1997           1996            1995          1995        1994        1993
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                              $2,649,402      2,960,135       3,493,052     3,528,329   4,158,066   5,639,097
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)           207%           391             249           573         963         551
-----------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                                        OFFICERS

STEPHEN B. TIMBERS                      J. PATRICK BEIMFORD, JR.
President and Trustee                   Vice President

DAVID W. BELIN                          CHARLES R. MANZONI, JR.
Trustee                                 Vice President

LEWIS A. BURNHAM                        JOHN E. NEAL
Trustee                                 Vice President

DONALD L. DUNAWAY                       FRANK J. RACHWALSKI, JR.
Trustee                                 Vice President

ROBERT B. HOFFMAN                       RICHARD L. VANDENBERG
Trustee                                 Vice President

DONALD R. JONES                         PHILIP J. COLLORA
Trustee                                 Vice President
                                        and Secretary

DOMINIQUE P. MORAX                      JEROME L. DUFFY
Trustee                                 Treasurer

SHIRLEY D. PETERSON                     ELIZABETH C. WERTH
Trustee                                 Assistant Secretary

WILLIAM P. SOMMERS
Trustee


--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      ZURICH KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT   INVESTORS FIDUCIARY TRUST COMPANY
                               127 West 10th Street
                               Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER             ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER          ZURICH KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[RECYCLED LOGO]
Printed on recycled paper.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.

KUSMF - 3 (5/97)         1031850                             [KEMPER FUNDS LOGO]
Printed in the U.S.A.